UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Harley-Davidson, Inc.

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On May 5, 2025, Harley-Davidson, Inc. (“Harley-Davidson”) issued a brochure in connection with its upcoming 2025 annual meeting of shareholders. A copy of the brochure is attached hereto as Exhibit 1.

On May 5, 2025, Harley-Davidson also issued a press release in connection with its upcoming 2025 annual meeting of shareholders. A copy of the press release is attached hereto as Exhibit 2.

Exhibit 1

Learn more at VoteHarleyDavidson.com For over a century at Harley-Davidson, we have built an iconic American brand and symbol of motorcycle culture and lifestyle. Our Board and management team are passionate about that legacy and are working tirelessly to protect and preserve it, and we are committed to setting the Company up for the next century. Our Board has taken action seeking to transform the business and drive value for shareholders. H Partners has launched what is, in our view, a harmful and disingenuous campaign that puts the value of your investment at risk. H Partners had a representative in the boardroom for the past three years and had every opportunity to address issues that were important to them. They never did1 .. H Partners voted in line with the rest of the Board, consistently supported CEO Jochen Zeitz, endorsed the Hardwire strategic plan and management’s execution of it, voted in favor of all Directors standing for reelection this year and actively participated in the CEO search process. H Partners’ campaign is about getting their way, not about protecting your interests. They quit the Board after their preferred candidate did not receive majority support from the Board. This was due to the Board’s assessment of the skills and qualities needed in the next CEO to uphold Harley-Davidson’s rich heritage and drive value for all shareholders. Now, H Partners is resorting to a disruptive and misleading campaign in a blatant attempt to gain control over an American icon. H PARTNERS HAS OFFERED NO NEW IDEAS AND DOES NOT HAVE YOUR BEST INTERESTS AT HEART. THEIR CAMPAIGN TIME IS SHORT. PROTECT THE VALUE OF YOUR INVESTMENT BY VOTING THE WHITE PROXY CARD TODAY “FOR ALL” OF HARLEY-DAVIDSON’S HIGHLY QUALIFIED DIRECTORS. We strongly encourage you to vote the white proxy card “FOR ALL” Director nominees. Please DISCARD any Blue proxy card you may receive from H Partners. TO OUR SHAREHOLDERS Jeopardizes the strategic progress made to date Seeks to enable H Partners to remove one-third of the Board, mount a pressure campaign to cause the Board to add two unnamed and non-shareholder elected Directors and then have the “reconstituted Board” select the new CEO Undermines the Board’s ability to attract the best CEO and future Director candidates Offers no constructive solutions to benefit Harley-Davidson or shareholders

HARLEY-DAVIDSON’S BOARD HAS THE CRITICAL SKILLS AND EXPERIENCE NEEDED TO CHOOSE OUR NEXT CEO AND DRIVE FUTURE GROWTH H Partners is targeting two independent Directors with years of institutional knowledge that we believe is critical in choosing the strongest CEO candidate to lead Harley-Davidson. They are also targeting our outgoing CEO — who they fully supported until they launched their campaign and who is fully committed to continuing to guide the execution of the Company’s strategy and supporting a successful leadership transition. — Proven executive with a track record of delivering value for shareholders — Vast experience in business transformations at global companies, demonstrated by his leadership during the successful turnaround at PUMA, where share price increased by ~4,000% — Instrumental in developing and executing the Company’s strategy — Committed to a smooth transition to Harley-Davidson’s next CEO Jochen Zeitz Chair, President, & CEO Harley-Davidson Inc. I’m here to finish what I started — channeling my deep passion and commitment to Harley-Davidson by ensuring the next leader of this great Company is best positioned to drive value for our stakeholders. We have made great progress on transforming the business, and it is my mission to do everything I can to help reignite Harley-Davidson as one of the most revered and iconic brands in the world. I love everything that Harley-Davidson stands for and I want people to be riding our bikes into the next century.” — Extensive experience in manufacturing and engineering — Provides the continuity and leadership that are essential in Harley-Davidson’s CEO transition process Norman Thomas Linebarger Former Chair & CEO Cummins, Inc. In this critical moment for Harley-Davidson, I’m focused on ensuring the Board is able to maintain the stability, leadership and independence required to pick the right CEO who will usher in Harley-Davidson’s next era of success, building on this storied Company’s remarkable legacy.” — Leadership experience with major iconic brands — Deep institutional knowledge of Harley-Davidson — Significant corporate governance experience from service as an executive of several major consumer-focused companies Sara Levinson Media, Sports & Entertainment Executive I have great respect for the unique brand and culture that are essential to our employees, dealers, and, most importantly, our riders. I deeply value the powerful emotions reflected in every product and experience we create. Preserving this connection is critical to Harley-Davidson’s future success.”

H PARTNERS FULLY SUPPORTED JOCHEN ZEITZ BEFORE THEIR RECENT U-TURN

SELECT EXCERPTS FROM H PARTNERS' 2024 ANNUAL LETTER TO INVESTORS[2]

> "We have been quite pleased with Harley's progress in improving profitability over the past three years, particularly amidst a challenging economic and supply chain backdrop."

> "...CEO Jochen Zeitz's previous track record as CEO of shoe maker PUMA shows us that he understands that products matter. At PUMA, Jochen drove an extraordinary turnaround by introducing groundbreaking designs that became viral sensations."

> "In addition, when Harley-Davidson's current management has introduced new products, they have proven to be successful. Several of the company's trike and cruiser models have been upgraded recently, driving a 12% increase in those models' retail sales through the first nine months of 2023."

HARLEY-DAVIDSON HAS OUTPERFORMED ITS PEERS

Even in the face of one of the most challenging operating environments in the Company's 120+ year history, evidenced by:

MAINTAINED PREMIUM MARGINS

(FY '22-'24 Operating Margin[3])



~ 400
BPS
9%
13%
Peer
Median

HIGHER CASH CONVERSION

(FY '22-'24 Free Cash Flow as % of EBITDA[4])



> 2X
HIGHER
33%
70%
Peer
Median

WE FIRMLY BELIEVE H PARTNERS IS PUTTING HARLEY-DAVIDSON’S LONG-TERM STRATEGY, THOUGHTFUL SUCCESSION PLAN AND SHAREHOLDER VALUE ALL AT RISK ALMOST OVERNIGHT, H PARTNERS AND ITS REPRESENTATIVE ON THE BOARD, JARED DOURDEVILLE, WENT FROM SUPPORTING THE CURRENT CEO AND BOARD TO: HARLEY-DAVIDSON HAS THOUGHTFUL CORPORATE GOVERNANCE HAS ENSURED RIGOROUS PROCESSES FOR BOTH CEO SUCCESSION AND BOARD REFRESHMENT The Board has a well-defined CEO search process that has been underway for months The Board’s ongoing Board refreshment ensures Directors possess the critical skills needed to drive future growth and hold management accountable The Board reviews the contributions, performance and collective skillsets of the Board, each Board committee and individual Directors In February 2025, H Partners’ representative, Dourdeville, voted to renominate all of the Directors currently standing for election Demanding that one-third of the Board resign Quitting the Board when H Partners’ preferred CEO candidate failed to receive majority support from the Board Undermining the Board’s progress on several initiatives, including the ongoing CEO search and ongoing Board refreshment efforts Revealing confidential information by publicly disclosing the identity of a potential CEO candidate after H Partners’ preferred candidate was not hired Launching a disruptive “withhold the vote” campaign that does not offer any constructive ideas to drive shareholder value Disingenuously attacking Harley-Davidson on its strategy, execution, and compensation — all aspects H Partners had oversight of and supported Proposing unnamed Directors and an unnamed CEO candidate, none of whom will be voted on by the shareholders

HARLEY-DAVIDSON IS DEFINED BY COMMUNITY. OUR ROAD. OUR RULES. LET’S RIDE. Your vote is critical to our future. With our May 14, 2025 Annual Meeting of Shareholders rapidly approaching, we want to ensure your voice is heard so that we can continue to execute our transformation with the right leadership in place. Thank you for your support and investment, Board of Directors YOUR VOTE IS IMPORTANT! Please simply DISCARD any Blue proxy card you may receive from H Partners. Vote on the enclosed WHITE proxy card “FOR ALL” Director nominees using one of the following options. MAIL Mark, sign and date your enclosed WHITE proxy card and return it in the pre-paid envelope provided. ONLINE Locate your control number on your enclosed WHITE proxy card, visit the website listed and follow the instructions. PHONE Dial the 24/7 toll-free telephone number shown on your enclosed WHITE proxy card and follow the instructions. QR CODE Scan the QR code on your enclosed proxy material with your mobile device and follow the instructions. If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies: (877) 456-3507 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this letter that do not relate to matters of historical or current fact should be considered forward-looking statements, including without limitation statements regarding expectations regarding future results of operations and financial position of Harley-Davidson, Inc. (“Harley-Davidson” or the “Company”); Harley-Davidson’s beliefs, plans, strategies, business or financial prospects, or outlook; expectations relating to execution of the Hardwire strategic plan, operating environment and long-term vision for the Company; future shareholder value; expected growth and value creation, operations, profitability, investments, and strategies; beliefs with respect to the Harley-Davidson Board of Directors; cost reductions and efficiencies; executive transition and Board refreshment plans, including, without limitation, the results and abilities of such efforts; other commitments, priorities or performance; and the risks, effects and intentions of the campaign pursued by H Partners Management LLC (“H Partners”) relating to the Company’s 2025 annual meeting of shareholders. These forward-looking statements are based on information available to the Company as of the time the statements are made as well as the Company’s current expectations, assumptions, estimates and projections and are subject to certain risks and uncertainties that are likely to cause actual results to differ materially, unfavorably or favorably, from those anticipated. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “expects,” “plans,” “projects,” “may,” “will,” “estimates,” “targets,” “intends,” “forecasts,” “seeks,” “sees,” “should,” “feels,” “commits,” “assumes,” “envisions,” “mission” or, in each case, their negative or other variations or comparable terminology, or words of similar meaning. Certain of such risks and uncertainties are described below, and others are listed in Part I, Item 1A. Risk Factors and in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025, and in the Company’s other subsequent reports filed with the SEC, including, among others, quarterly reports on Form 10-Q. Shareholders, potential investors, and other readers should consider these factors in evaluating, and should not place undue reliance on, the forward-looking statements. Such forward-looking statements speak only as of the date they are first made in this letter and the Company disclaims any obligation to publicly update or revise any forward-looking statements after such time, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Factors that may impact such forward-looking statements include, but are not limited to, risks and uncertainties regarding the Company’s ability to execute its business plans and strategies, including without limitation the Hardwire strategic plan; manage supply chain and logistics issues; manage the impact, and predict potential further impacts, of new, reinstated or adjusted tariffs on the Company; accurately analyze, predict and react to changing market conditions, interest rates, and geopolitical environments, and successfully adjust to shifting global consumer needs and interests; maintain and enhance the value of the Harley-Davidson brand; manage through changes in general economic and business conditions; develop and successfully introduce products, services and experiences; realize the expected business benefits from LiveWire operating as a separate business of the Company; and retain and attract talented employees and leadership; and uncertainties regarding actions that have been taken and may in the future be taken by H Partners in furtherance of its campaign relating to the Company’s 2025 annual meeting of shareholders and potential costs and management distraction attendant thereto. ADDITIONAL INFORMATION REGARDING THE 2025 ANNUAL MEETING OF SHAREHOLDERS AND WHERE TO FIND IT Harley-Davidson has filed its definitive proxy statement, containing a form of WHITE proxy card, and a proxy statement supplement, with the SEC with respect to its solicitation of proxies for the 2025 annual meeting of shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (AS SUPPLEMENTED AND INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD FILED BY HARLEY-DAVIDSON AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and shareholders may obtain copies of these documents and other documents filed with the SEC by Harley-Davidson free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Harley-Davidson are also available free of charge by accessing Harley-Davidson’s website at https://investor.harley-davidson.com. 1. H Partners’ representative, Dourdeville, never voted against any matter voted on by the Board and only abstained from four Board decisions since appointment in February 2022. Three of those four abstentions were at Dourdeville’s first Board meeting in February 2022 as he was coming up to speed, and the final abstention was during the Human Resources Committee meeting in May 2024 when Dourdeville abstained from a Director compensation vote given that he elected to forgo Director compensation as a representative of H Partners. 2. H Partners’ 2024 Annual Letter to Investors is dated January 8, 2024. 3. Operating Margin is a GAAP measure calculated using GAAP-compliant operating income divided by revenues accumulated from the fiscal year period of 2022 – 2024. 4. FCF is a non-GAAP measure defined as net cash provided by operating activities less capital expenditures; calculated as sum of 2022-2024 fiscal year FCFs divided by sum of 2022-2024 fiscal year EBITDA. EBITDA is a non-GAAP measure defined as operating income plus depreciation and amortization. Endnotes

Exhibit 2

Harley-Davidson Sends Letter to Shareholders

Highlights the Board’s Critical Skills and Experience Needed to Choose the Company’s Next CEO and Drive Future Growth

Details How H Partners’ Disingenuous Attacks on the Company’s Strategy and Governance are Putting Shareholder Value at Risk

Urges Shareholders to Vote “FOR ALL” Harley-Davidson Director Nominees on the WHITE Proxy Card TODAY

Visit www.VoteHarleyDavidson.com to Learn More

MILWAUKEE, May 5, 2025 -- Harley-Davidson, Inc. (the “Company” or “Harley-Davidson”) (NYSE: HOG) Monday sent a letter to shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders scheduled to be held on May 14, 2025.

The letter highlights:

•	In the face of one of the most challenging operating environments in Harley-Davidson’s 120+-year history, the Company has outperformed its peers.

•	Each of Harley-Davidson’s Director nominees is passionate about preserving Harley-Davidson’s legacy and committed to supporting a successful leadership transition in line with governance best practices.

o	We believe the Directors targeted by H Partners are critical in choosing the next CEO to lead the Company, as they collectively bring deep institutional knowledge of Harley-Davidson, leadership experience with iconic brands, extensive expertise in manufacturing and engineering and track records of successful business transformation.

•	After three years with their own representative on the Board – during which time H Partners fully supported the current CEO, endorsed the Hardwire strategic plan and voted in favor of all Directors standing for reelection – H Partners has launched what we view to be a misleading campaign that puts shareholder value and the Company’s long-term strategy and thoughtful succession plan all at risk.

o	H Partners’ recent U-turn is not about protecting shareholders’ interests, it’s about getting their own way – seeking to gain control of an American icon after their preferred CEO candidate did not receive even bare majority support.

The full text of the Board’s letter to shareholders follows:

To our shareholders,

For over a century at Harley-Davidson, we have built an iconic American brand and symbol of motorcycle culture and lifestyle. Our Board and management team are passionate about that legacy and are working tirelessly to protect and preserve it, and we are committed to setting the Company up for the next century. Our Board has taken action seeking to transform the business and drive value for shareholders.

H Partners has launched what is, in our view, a harmful and disingenuous campaign that puts the value of your investment at risk. H Partners had a representative in the boardroom for the past three years and had every opportunity to address issues that were important to them. They never did.1 H Partners voted in line with the rest of the Board, consistently supported CEO Jochen Zeitz, endorsed the Hardwire strategic plan and management’s execution of it, voted in favor of all Directors standing for reelection this year and actively participated in the CEO search process.

H Partners’ campaign is about getting their way, not about protecting your interests. They quit the Board after their preferred candidate did not receive majority support from the Board. This was due to the Board’s assessment of the skills and qualities needed in the next CEO to uphold Harley-Davidson’s rich heritage and drive value for all shareholders. Now, H Partners is resorting to a disruptive and misleading campaign in a blatant attempt to gain control over an American icon.

H PARTNERS HAS OFFERED NO NEW IDEAS AND DOES NOT HAVE YOUR BEST INTERESTS AT HEART. THEIR CAMPAIGN:

•	Jeopardizes the strategic progress made to date

•	Undermines the Board’s ability to attract the best CEO and future Director candidates

•	Offers no constructive solutions to benefit Harley-Davidson or shareholders

•	Seeks to enable H Partners to remove one-third of the Board, mount a pressure campaign to cause the Board to add two unnamed and non-shareholder elected Directors and then have the “reconstituted Board” select the new CEO

TIME IS SHORT. PROTECT THE VALUE OF YOUR INVESTMENT BY VOTING THE WHITE PROXY CARD TODAY “FOR ALL” OF HARLEY-DAVIDSON’S HIGHLY QUALIFIED DIRECTORS.

We strongly encourage you to vote the white proxy card “FOR ALL” Director nominees. Please DISCARD any Blue proxy card you may receive from H Partners.

Harley-Davidson’s Board Has the Critical Skills and Experience Needed to Choose Our Next CEO and Drive Future Growth

1 H Partners’ representative, Dourdeville, never voted against any matter voted on by the Board and only abstained from four Board decisions since appointment in February 2022. Three of those four abstentions were at Dourdeville’s first Board meeting in February 2022 as he was coming up to speed, and the final abstention was during the Human Resources Committee meeting in May 2024 when Dourdeville abstained from a Director compensation vote given that he elected to forgo Director compensation as a representative of H Partners.

H Partners is targeting two independent Directors with years of institutional knowledge that we believe is critical in choosing the strongest CEO candidate to lead Harley-Davidson. They are also targeting our outgoing CEO — who they fully supported until they launched their campaign, and who is fully committed to continuing to guide the execution of the Company’s strategy and supporting a successful leadership transition.

Jochen Zeitz

Chair, President, & CEO, Harley-Davidson Inc.

•	Proven executive with a track record of delivering value for shareholders

•	Vast experience in business transformations at global companies, demonstrated by his leadership during the successful turnaround at PUMA, where share price increased by ~4,000%

•	Instrumental in developing and executing the Company’s strategy

•	Committed to a smooth transition to Harley-Davidson’s next CEO

“I’m here to finish what I started — channeling my deep passion and commitment to Harley-Davidson by ensuring the next leader of this great Company is best positioned to drive value for our stakeholders. We have made great progress on transforming the business, and it is my mission to do everything I can to help reignite Harley-Davidson as one of the most revered and iconic brands in the world. I love everything that Harley-Davidson stands for and I want people to be riding our bikes into the next century.” – Jochen Zeitz

Norman Thomas Linebarger

Former Chair & CEO, Cummins, Inc.

•	Extensive experience in manufacturing and engineering

•	Provides the continuity and leadership that are essential in Harley-Davidson’s CEO transition process

“In this critical moment for Harley-Davidson, I’m focused on ensuring the Board is able to maintain the stability, leadership and independence required to pick the right CEO who will usher in Harley-Davidson’s next era of success, building on this storied Company’s remarkable legacy.” – Norman Thomas Linebarger

Sara Levinson

Media, Sports & Entertainment Executive

•	Leadership experience with major iconic brands

•	Deep institutional knowledge of Harley-Davidson

•	Significant corporate governance experience from service as an executive of several major consumer-focused companies

“I have great respect for the unique brand and culture that are essential to our employees, dealers, and, most importantly, our riders. I deeply value the powerful emotions reflected in every product and experience we create. Preserving this connection is critical to Harley-Davidson’s future success.” – Sara Levinson

H Partners Fully Supported Jochen Zeitz Before Their Recent U-Turn

Select excerpts from H Partners’ 2024 annual letter to investors2

•	“We have been quite pleased with Harley’s progress in improving profitability over the past three years, particularly amidst a challenging economic and supply chain backdrop.”

•	“...CEO Jochen Zeitz’s previous track record as CEO of shoe maker PUMA shows us that he understands that products matter. At PUMA, Jochen drove an extraordinary turnaround by introducing groundbreaking designs that became viral sensations.”

•	“In addition, when Harley-Davidson’s current management has introduced new products, they have proven to be successful. Several of the company’s trike and cruiser models have been upgraded recently, driving a 12% increase in those models’ retail sales through the first nine months of 2023.”

Harley-Davidson Has Outperformed Its Peers

Even in the face of one of the most challenging operating environments in the Company’s 120+ year history, evidenced by:

•	Operating margins of 13% (2022-2024), ~4 percentage points above the peer median[3]

•	Free cash flow ("FCF") as a percent of EBITDA of 70% (2022-2024), which is over twice the peer median[4]

We Firmly Believe H Partners Is Putting Harley-Davidson’s Long-Term Strategy, Thoughtful Succession Plan and Shareholder Value All at Risk

Almost overnight, H Partners and its representative on the board, Jared Dourdeville, went from supporting the current CEO and Board to:

🗶	Demanding that one-third of the Board resign

2 H Partners’ 2024 Annual Letter to Investors is dated January 8, 2024.

3 Operating Margin is a GAAP measure calculated using GAAP-compliant operating income divided by revenues accumulated from the fiscal year period of 2022 – 2024.

4 FCF is a non-GAAP measure defined as net cash provided by operating activities less capital expenditures; calculated as sum of 2022-2024 fiscal year FCFs divided by sum of 2022-2024 fiscal year EBITDA. EBITDA is a non-GAAP measure defined as operating income plus depreciation and amortization.

🗶	Quitting the Board when H Partners’ preferred CEO candidate failed to receive majority support from the Board

🗶	Undermining the Board’s progress on several initiatives, including the ongoing CEO search and ongoing Board refreshment efforts

🗶	Revealing confidential information by publicly disclosing the identity of a potential CEO candidate after H Partners’ preferred candidate was not hired

🗶	Launching a disruptive “withhold the vote” campaign that does not offer any constructive ideas to drive shareholder value

🗶	Disingenuously attacking Harley-Davidson on its strategy, execution, and compensation — all aspects H Partners had oversight of and supported

🗶	Proposing unnamed Directors and an unnamed CEO candidate, none of whom will be voted on by the shareholders

Harley-Davidson Has Thoughtful Corporate Governance

Our Board has ensured rigorous processes for both CEO succession and Board refreshment:

✓	The Board has a well-defined CEO search process that has been underway for months

✓	The Board’s ongoing Board refreshment ensures Directors possess the critical skills needed to drive future growth and hold management accountable

✓	The Board reviews the contributions, performance and collective skillsets of the Board, each Board committee and individual Directors

✓	In February 2025, H Partners’ representative, Dourdeville, voted to renominate all of the Directors currently standing for election

HARLEY-DAVIDSON IS DEFINED BY COMMUNITY. OUR ROAD. OUR RULES. LET’S RIDE.

Your vote is critical to our future. With our May 14, 2025 Annual Meeting of Shareholders rapidly approaching, we want to ensure your voice is heard so that we can continue to execute our transformation with the right leadership in place.

Thank you for your support and investment,

The Harley-Davidson Board of Directors

Your Vote is Important! Please simply DISCARD any Blue proxy card you may receive from H Partners. Vote on the enclosed WHITE proxy card “FOR ALL” Director nominees.

The letter to shareholders and other important information related to Harley-Davidson’s Annual Meeting can be found on the Resources section of www.VoteHarleyDavidson.com.

Contacts

Media

FGS Global

Stephen Pettibone/Kelsey Markovich/Bryan Locke/Danielle Berg

HOG@fgsglobal.com

Investors

Shawn Collins

shawn.collins@Harley-Davidson.com

(414) 343-8002

About Harley-Davidson

Harley-Davidson, Inc. is the parent company of Harley-Davidson Motor Company and Harley-Davidson Financial Services. Our vision: Building our legend and leading our industry through innovation, evolution and emotion. Our mission: More than building machines, we stand for the timeless pursuit of adventure. Freedom for the soul. Our ambition is to maintain our place as the most desirable motorcycle brand in the world. Since 1903, Harley-Davidson has defined motorcycle culture by delivering a motorcycle lifestyle with distinctive and customizable motorcycles, experiences, motorcycle accessories, riding gear and apparel. Harley-Davidson Financial Services provides financing, insurance and other programs to help get riders on the road. Harley-Davidson also has a controlling interest in LiveWire Group, Inc., the first publicly traded all-electric motorcycle company in the United States. LiveWire is the future in the making for the pursuit of urban adventure and beyond. Drawing on its DNA as an agile disruptor from the lineage of Harley-Davidson and capitalizing on a decade of learnings in the EV sector, LiveWire's ambition is to be the most desirable electric motorcycle brand in the world. Learn more at harley-davidson.com and livewire.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release that do not relate to matters of historical or current fact should be considered forward-looking statements, including without limitation statements regarding expectations regarding future results of operations and financial position of the Company including, without limitation, with respect to earnings capacity and shareholder value; potential impacts of macroeconomic conditions on the Company's business and results of operations; the Hardwire strategic plan priorities and execution, including the results thereof; industry and business trends, and business strategy, initiatives and opportunities; impacts of the H Partners Management, LLC (“H Partners”) campaign related to the Company’s 2025 annual meeting of shareholders (the “Annual Meeting”); and executive succession and board refreshment, including expected results thereof. These forward-looking statements are based on information available to the Company as of the time the statements are made as well as the Company’s current expectations, assumptions, estimates and projections and are subject to certain risks and uncertainties that are likely to cause actual results to differ materially, unfavorably or favorably, from those anticipated. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “expects,” “plans,” “projects,” “may,” “will,” “estimates,” “targets,” “intends,” “forecasts,” “seeks,” “sees,” “should,” “feels,” “commits,” “assumes,” “envisions,” or, in each case, their negative or other variations or comparable terminology, or words of similar meaning. Certain of such risks and uncertainties are described below, and others are listed in Part I, Item 1A. Risk Factors and in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025, and in the Company’s other subsequent reports filed with the SEC, including, among others, quarterly reports on Form 10-Q. Shareholders, potential investors, and other readers should consider these factors in evaluating, and should not place undue reliance on, the forward-looking statements. Such forward-looking statements speak only as of the date they are first made in this press release and the Company disclaims any obligation to publicly update or revise any forward-looking statements after such time, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Factors that may impact such forward-looking statements include, but are not limited to, risks and uncertainties regarding the Company’s ability to execute its business plans and strategies, including without limitation the Hardwire strategic plan; manage supply chain and logistics issues; manage the impact, and predict potential further impacts, of new, reinstated or adjusted tariffs on the Company; accurately analyze, predict and react to changing market conditions, interest rates, and geopolitical environments, and successfully adjust to shifting global consumer needs and interests; maintain and enhance the value of the Harley-Davidson brand; manage through changes in general economic and business conditions; develop and successfully introduce products, services and experiences; realize the expected business benefits from LiveWire operating as a separate business of the Company; and retain and attract talented employees and leadership; and uncertainties regarding actions that have been taken and may in the future be taken by H Partners in furtherance of its campaign relating to the Company’s 2025 annual meeting of shareholders and potential costs and management distraction attendant thereto.

Additional Information Regarding the 2025 Annual Meeting of Shareholders and Where to Find It

Harley-Davidson has filed its definitive proxy statement, containing a form of WHITE proxy card, and a proxy statement supplement, with the SEC with respect to its solicitation of proxies for the Annual Meeting.

INVESTORS AND SHAREHOLDERS ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (AS SUPPLEMENTED AND INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD FILED BY HARLEY-DAVIDSON AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and shareholders may obtain copies of these documents and other documents filed with the SEC by Harley-Davidson free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Harley-Davidson are also available free of charge by accessing Harley-Davidson’s website at https://investor.harley-davidson.com.

### (HOG-OTHER)